UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  February 7, 2008



                        LANDAUER, INC.
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    (Exact Name of Registrant as Specified in its Charter)



                           Delaware
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        (State or Other Jurisdiction of Incorporation)



             1-9788                  06-1218089
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     (Commission File Number)(I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois        60425
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(Address of Principal Executive Offices)(Zip Code)



                        (708) 755-7000
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     (Registrant's Telephone Number, Including Area Code)



                        Not Applicable
 -------------------------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]    Written communications pursuant to Rule 425 under the
          Securities Act (17 CFR 230.425)

  [  ]    Soliciting material pursuant to Rule 14a-12 under the
          Exchange Act (17 CFR 240.14a-12)

  [  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
          under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
          under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
          ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
          COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     At the Annual Meeting of Shareholders of Landauer, Inc. ("the Company") held on February 7, 2008, Landauer's shareholders approved the Landauer, Inc. Incentive Compensation Plan ("the Plan"), which had previously been approved by Landauer's Board of Directors, subject to shareholder approval.

     Under the Plan, the Company may grant (a) stock options and stock appreciation rights, (b) stock awards, consisting of restricted stock, restricted stock units, performance shares and performance share units and
(c) performance awards. Officers and other key employees of the Company, other employees as selected at the Compensation Committee's discretion and non-employee directors will be eligible to participate in the Plan. A detailed description of the terms of the Plan, included in Landauer's Proxy Statement for its Annual Meeting of Shareholders under the caption "Approval of Incentive Compensation Plan," is incorporated by reference herein. A form of a Restricted Stock Award Agreement and a form of a Performance Share Award Agreement to be used in connection with awards to be made under the Plan are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits.

          10.1 Restricted Stock Award Agreement

          10.2 Performance Share Award Agreement






































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                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Landauer, Inc.


Dated:  February 13, 2008     /s/ Jonathon M. Singer
                              ------------------------------
                              Jonathon M. Singer
                              Senior Vice President,
                              Treasurer, and Secretary
                              (Principal Financial and
                              Accounting Officer)




















































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


                         EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION
-----------    -----------

10.1           Restricted Stock Award Agreement

10.2           Performance Share Award Agreement




























































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